UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-09761
Direxion Insurance Trust
(Exact name of registrant as specified in charter)
33 Whitehall Street, 10th Floor
New York, NY 10004
(Address of principal executive offices) (Zip code)
Daniel D. O’Neill
33 Whitehall Street, 10th Floor
New York, NY 10004
(Name and address of agent for service)
646-572-3390
Registrant’s telephone number, including area code
Date of fiscal year end: December 31, 2010
Date of reporting period: December 31, 2010

Item 1.	Report to Stockholders.

Direxion Insurance Trust

ANNUAL REPORT DECEMBER 31, 2010

33 Whitehall Street, 10th Floor            New York, New York 10004            (800) 851-0511

Dynamic VP HY Bond Fund

Table of Contents

Letter to Shareholders	3

Performance Summary	4

Expense Example	5

Allocation of Portfolio Holdings	6

Schedule of Investments	7

Financial Statements	8

Financial Highlights	11

Notes to the Financial Statements	12

Report of Independent Registered Public Accounting Firm	20

Additional Information	21

Investment Advisory Agreements Approvals	22

Information on Board of Trustees and Officers	24

Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Dynamic VP HY Bond Fund (“The Fund”) covers the period of January 1, 2010 to December 31, 2010 (the “Annual Period”). The Fund’s investment objective is to seek to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, and derivatives of such instruments, with an emphasis on lower quality debt instruments. For the Annual Period, the Fund returned 4.01% on a total return basis compared with a return of 14.91% for the Lipper High Yield Bond Fund Index and a return of 15.12% for the Barclays Capital U.S. Corporate High Yield Bond Index (together, the “Indices”). The Fund experienced a major shift from using the Markit CDX North America High Yield Index (“CDX”) for core exposure during the first three calendar quarters to investing in high yield instruments through investing in high yield exchange traded funds (“ETF’s”). The Fund will now maintain a bullish stance on the market by obtaining additional exposure in high yield instruments versus industry competitors. The fund will typically have a 95-100% weighting in these ETF’s. The annual performance of the Fund underperformed the Indices respectfully due to the exposure to the CDX which returned 3.67% on the year. Income in the Fund was generally achieved by investing cash in a combination of high quality overnight repurchase agreements, coupon payments from the credit derivative index and income distributions from ETF’s.

As always, we thank you for using the Direxion Dynamic VP HY Bond Fund and we look forward to our mutual success.

Sincerely,

Daniel O’Neill Chief Investment Officer	Patrick Rudnick Principal Financial Officer

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call, toll-free, 1-800-851-0511 or visit www.direxionfunds.com.

The total annual fund operating expense ratio of the Dynamic VP HY Bond Fund is 2.04%, net of any fee, waivers or expense reimbursements.*

An investment in the Direxion Dynamic VP HY Bond Fund is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment. Investors considering an investment may obtain a prospectus by calling 1-800-851-0511. Investors should read the prospectus carefully for more complete information, including charges, expenses, objectives, and additional risks, before investing.

Distributed by: Rafferty Capital Markets
Date of First Use: February 23, 2011.

 * The total annual fund operating expense ratio includes Acquired Fund Fees and Expenses, indirect fees and expenses that the Funds incur that are required to be disclosed. Without Acquired Fund Fees and Expenses, total annual fund operating expense ratio would be 1.85%.

Dynamic VP HY Bond Fund
February 1, 20051 - December 31, 2010 (Unaudited)

	Average Annual Total Return[2]
				Since
	1 Year	3 Year	5 Year	Inception[1]

Dynamic VP HY Bond Fund	4.01%	0.93%	1.41%	1.45%
Barclays Capital U.S. High Yield Corporate Bond Index	15.12%	10.38%	8.91%	7.97%
Lipper High Yield Bond Fund Index	14.91%	6.92%	6.58%	6.11%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions of the redemption of fund shares. The performance of the Barclays Capital U.S. High Yield Corporate Bond Index and the Lipper High Yield Bond Fund Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data quoted represents past performance and does not guarantee future results.

Market Exposure2

% of
Investment Type	Net Assets

Investment Companies	90.1%
Swap Contracts	5.0%

Total Exposure	95.1%

“Market Exposure” includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

[1]	Commencement of operations.
[2]	As of December 31, 2010.

4  DIREXION DYNAMIC VP HY BOND FUND

Expense Example
December 31, 2010 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (July 1, 2010 — December 31, 2010).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests, in addition to the expenses of the Fund. Actual expenses of underlying funds may vary. These expenses are not included in the example presented on the preceding page. The preceding example includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example does not include portfolio trading heading entitled commissions and related expenses or other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION DYNAMIC VP HY BOND FUND  5

Expense Example Tables
December 31, 2010 (Unaudited)

		Beginning	Ending	Expenses
	Expense	Account Value	Account Value	Paid During
	Ratio[1]	July 1, 2010	December 31, 2010	Period[2]

Dynamic VP HY Bond Fund
Based on actual fund return	1.85%	$1,000.00	$1,073.60	$9.67
Based on hypothetical 5% return	1.85%	1,000.00	1,015.88	9.40

[1]	Annualized
[2]	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/period, then divided by 365.

Allocation of Portfolio Holdings
December 31, 2010 (Unaudited)

		Investment
	Cash*	Companies	Swaps		Total

Dynamic VP HY Bond Fund	10%	90%	0	%**	100%

*	Cash, cash equivalents and other assets less liabilities.
**	Percentage is less than 0.5%.

6  DIREXION DYNAMIC VP HY BOND FUND

Dynamic VP HY Bond Fund
Schedule of Investments
December 31, 2010

Shares		Value

INVESTMENT COMPANIES - 90.1%
140,318	iShares iBoxx $ High Yield Corporate Bond Fund	$12,662,297
318,900	SPDR Barclays Capital High Yield Bond ETF	12,660,330

	TOTAL INVESTMENT COMPANIES (Cost $25,370,542)	$25,322,627

SHORT TERM INVESTMENTS - 10.2%
MONEY MARKET FUNDS - 10.2%
325,391	AIM STIT Treasury Portfolio, 0.04%(a)	325,391
325,391	Dreyfus Government Cash Management, 0.01%(a)	325,391
325,392	Federated Treasury Obligations Fund, 0.01%(a)	325,392
325,391	Fidelity Institutional Government Portfolio, 0.02%(a)	325,391
605,391	Goldman Sachs Financial Square Government Fund, 0.06%(a)(b)	605,391
325,391	Morgan Stanley Institutional Liquidity Fund, 0.02%(a)	325,391
325,392	SEI Daily Income Trust Government Fund, 0.05%(a)	325,392
325,392	Wells Fargo Advantage Government Money Market Fund, 0.02%(a)	325,392

	TOTAL SHORT TERM INVESTMENTS (Cost $2,883,131)	$2,883,131

	TOTAL INVESTMENTS (Cost $28,253,673) - 100.3%	$28,205,758
	Liabilities in Excess of Other Assets - (0.3)%	(88,071)

	TOTAL NET ASSETS - 100.0%	$28,117,687

Percentages are stated as a percent of net assets.

(a)	Represents annualized seven-day yield at December 31, 2010.
(b)	$280,000 of this security is held as collateral for swap contracts.

Dynamic VP HY Bond Fund
Long Equity Swap Contracts
December 31, 2010

		Number of	Notional	Termination	Unrealized
Counterparty	Reference Entity	Contracts	Amount	Date	Depreciation

Credit Suisse Capital, LLC	iShares Barclays 7-10 Year Treasury Bond Fund	14,950	$1,456,081	4/13/2012	$(43,027)

The accompanying notes are an integral part of these financial statements.
7  DIREXION DYNAMIC VP HY BOND FUND

Statement of Assets and Liabilities
December 31, 2010

Dynamic
VP HY Bond Fund

Assets:
Investments, at market value (Note 2)	$28,205,758
Receivables:
Fund shares sold	16,617
Investment securities sold	120,993
Dividends and interest	363,091

Total assets	28,706,459

Liabilities:
Payables:
Fund shares redeemed	19,194
Investment securities purchased	500,063
Due to broker for swaps	531
Unrealized depreciation on swaps	43,027
Accrued investment advisory fees	9,008
Accrued operating services fees	7,807
Accrued distribution expense	5,079
Accrued shareholder servicing fees	4,063

Total liabilities	588,772

Net Assets	$28,117,687

Net Assets Consist Of:
Capital stock	$29,557,328
Undistributed net investment income	959,897
Accumulated net realized loss	(2,308,596)
Net unrealized depreciation on:
Investments	(47,915)
Swaps	(43,027)

Total Net Assets	$28,117,687

Calculation of Net Asset Value Per Share:
Net assets	$28,117,687
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	1,708,798
Net asset value, redemption and offering price per share	$16.45

Cost of Investments	$28,253,673

The accompanying notes are an integral part of these financial statements.
8  DIREXION DYNAMIC VP HY BOND FUND

Statement of Operations
For the Year ended December 31, 2010

Dynamic
VP HY Bond Fund

Investment Income:
Dividend income	$462,000
Interest income	15,185

Total investment income	477,185

Expenses:
Investment advisory fees	221,485
Operating service fees	191,954
Distribution expenses	73,828
Shareholder servicing fees	59,063

Total expenses	546,330

Net investment loss	(69,145)

Realized and unrealized gain (loss) on investments:
Net realized (gain) loss on:
Investments	(274,614)
Futures	74,809
Swaps	2,882,815

2,683,010

Capital gain distributions from regulated investment companies	190,775

Change in unrealized appreciation (depreciation) on:
Investments	(47,915)
Futures	(54,134)
Swaps	(2,128,950)

(2,230,999)

Net realized and unrealized gain (loss) on investments	642,786

Net increase in net assets resulting from operations	$573,641

The accompanying notes are an integral part of these financial statements.
9  DIREXION DYNAMIC VP HY BOND FUND

Statement of Changes in Net Assets

	Dynamic VP HY Bond Fund
	Year ended	Year Ended
	December 31, 2010	December 31, 2009

Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(69,145)	$(547,681)
Net realized gain on investments	2,683,010	2,135,374
Capital gain distributions from regulated investment companies	190,775	—
Change in net unrealized appreciation (depreciation) on investments	(2,230,999)	1,865,916

Net increase in net assets resulting from operations	573,641	3,453,609

Distributions to shareholders:
Net investment income	(2,461,735)	(978,073)

Total distributions to shareholders	(2,461,735)	(978,073)

Capital share transactions:
Net decrease in net assets resulting from net change in capital share transactions(a)	(11,177,595)	(21,479,487)

Total decrease in net assets from capital share transactions	(11,177,595)	(21,479,487)

Total decrease in net assets	(13,065,689)	(19,003,951)

Net assets:
Beginning of year	41,183,376	60,187,327

End of year	$28,117,687	$41,183,376

Undistributed net investment income, end of year	$959,897	$375,812

(a)	Summary of capital share transactions is as follows:

	Year ended		Year Ended
	December 31, 2010		December 31, 2009
	Shares	Value	Shares	Value

Shares sold	9,742,735	$166,401,163	14,018,711	$216,388,501
Shares issued in reinvestment of distributions	150,983	2,461,735	65,076	978,073
Shares redeemed	(10,564,454)	(180,040,493)	(15,381,882)	(238,846,061)

Total net decrease from capital share transactions	(670,736)	$(11,177,595)	(1,298,095)	$(21,479,487)

The accompanying notes are an integral part of these financial statements.
10  DIREXION DYNAMIC VP HY BOND FUND

Financial Highlights
December 31, 2010

										Ratios to Average Net Assets
														Net
			Net Realized	Net Increase										Investment
	Net Asset	Net	and	(Decrease)	Dividends		Net Asset							Income (Loss)
	Value,	Investment	Unrealized	in Net Asset	from Net		Value,		Net Assets,	Including Short Dividends		Excluding Short Dividends		After Expense	Portfolio
	Beginning	Income	Gain (Loss)	Value Resulting	Investment	Total	End	Total	End of	Total	Net	Total	Net	Reimbursement/	Turnover
Period	of Year/Period	(Loss)[2]	on Investments	from Operations	Income	Distributions	of Year/Period	Return[3]	Year/Period (,000)	Expenses[1,7]	Expenses[1,7]	Expenses[1,7]	Expenses[1,7]	Recoupment[1]	Rate[4]
Dynamic VP HY Bond Fund
Year ended December 31, 2010	$17.31	$(0.04)	$0.69	$0.65	$(1.51)	$(1.51)	$16.45	4.01%	$28,118	—	—	1.85%	1.85%	(0.23%)	985%
Year ended December 31, 2009	16.37	(0.22)[5]	1.73	1.51	(0.57)	(0.57)	17.31	9.81%	41,183	1.77%	1.80%	1.77%	1.80%	(1.37%)[6]	463%
Year ended December 31, 2008	19.52	0.13	(2.05)	(1.92)	(1.23)	(1.23)	16.37	(9.98%)	60,187	—	—	1.93%	1.75%	0.76%	50%
Year ended December 31, 2007	20.43	0.81	(1.16)	(0.35)	(0.56)	(0.56)	19.52	(1.77%)	22,159	—	—	1.63%	1.63%	3.95%	145%
Year ended December 31, 2006	20.05	0.96	0.27	1.23	(0.85)	(0.85)	20.43	6.21%	44,705	—	—	1.68%	1.67%	4.75%	538%

[1]	Annualized.
[2]	Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each period.
[3]	All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes or any fees and expenses imposed under the Contracts and Plans, which would increase overall fees and expenses. Please refer to your Contract or Plan prospectus for a description of those fees and expenses.
[4]	Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. Investments in swaps, futures contracts and repurchase agreements are deemed short-term securities. The Fund’s aggressive investment strategy may result in significant portfolio turnover to take advantage of anticipated changes in market conditions, description of those fees and expenses.
[5]	Net investment income (loss) before interest on short positions for the year ended December 31, 2009 was $(0.22).
[6]	The net investment income (loss) ratio included interest on short positions. The ratio excluding dividends on short positions for the year ended December 31, 2009 was (1.36%).
[7]	The total and net expense ratios exclude Acquired Fund Fees and Expenses.

DIREXION DYNAMIC VP HY BOND FUND  11

DYNAMIC VP HY BOND FUND
NOTES TO THE FINANCIAL STATEMENTS
December 31, 2010

1.	ORGANIZATION

Direxion Insurance Trust (the “Trust”) was organized as a Massachusetts business trust on December 28, 1999 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has one series in operation, the Dynamic VP HY Bond Fund (the “Fund”), which is included in this report. The Fund is a “non-diversified” series of the Trust pursuant to the 1940 Act. The Trust offers shares to unaffiliated life insurance separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life contracts. The Fund commenced operations on February 1, 2005.

The objective of the Fund is to maximize total return (income plus capital appreciation) by investing primarily in debt instruments, including convertible securities, and derivatives of such instruments, with an emphasis on lower-quality debt instruments.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation – The Net Asset Value (“NAV”) of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange (“NYSE”), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time (“Valuation Time”). Equity securities and exchange-traded funds are valued at their last sales price, or if not available, at the average of the last bid and ask prices. Investments in open-end mutual funds are valued at their respective quoted net asset values on the valuation dates. Futures are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Over-the-counter securities are valued at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Swaps are valued based upon prices from third party vendor models or quotations from market makers to the extent available. Short-term debt securities with a maturity of 60 days or less and money market securities are valued using the amortized cost method. Other debt securities are valued by using the mean prices provided by the Fund’s pricing service or, if such services are unavailable, by a pricing matrix method. Securities for which reliable market quotations are not readily available, the Funds’ pricing service does not provide a valuation for such securities, the Fund’s pricing service provides valuation that in the judgment of Rafferty Asset Managements, LLC (the “Adviser”) does not represent fair value, or the Fund or Adviser believes the market price is stale will be fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

b) Repurchase Agreements – The Fund may enter into repurchase agreements with institutions that are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are primary dealers in U.S. government securities. In connection with transactions in repurchase agreements, it is the Trust’s policy that the Fund receives, as collateral, cash and/or securities (primarily U.S. government securities) whose market value, including accrued interest, at all times will be at least equal to 100% of the amount invested by the Fund in each repurchase agreement. If the seller defaults, and the value of the collateral declines, realization of the collateral by the Fund may be delayed or limited. The Fund was not invested in repurchase agreements at December 31, 2010.

c) Swap Contracts – The Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined

12  DIREXION DYNAMIC VP HY BOND FUND

investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector). The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

In a “long” swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities or other underlying securities. The net amount of the excess, if any, of the Fund’s obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund’s custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as “unrealized gains or losses on swaps and futures” and when cash is exchanged, the gain or loss is recorded as “realized gains or losses on swaps and futures.” The Fund was invested in equity swap contracts at December 31, 2010.

The Fund collateralizes swap agreements with cash and certain securities as indicated on the Schedule of Investments. Such collateral is held for the benefit of the counterparty in a segregated account at the Custodian to protect the counterparty against non-payment by the Fund. The Fund does not net collateral. In the event of a default by the counterparty, the Fund will seek return of this collateral and may incur certain costs exercising their rights with respect to the collateral. Amounts expected to be owed to the Fund are regularly collateralized either directly with the Funds or in a segregated account at the Custodian.

The Fund may enter into credit default swaps. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event a credit event occurs, typically a default by a corporate issuer on its debt obligation. As a seller of protection on credit default swaps, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. The stream of payments is recorded as an unrealized gain or loss and adjusted to include up-front payments paid or received by the Fund recorded as a component of unrealized gain or loss on swaps, and/or interest associated with the agreement until the swap is sold or expires, at which point the cumulative stream of payments is recognized as a component of realized gain or loss. A credit index consists of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These

DIREXION DYNAMIC VP HY BOND FUND  13

indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset based securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds because entering into credit default swaps on indices is less expensive than buying many credit default swaps. Credit default swaps on indices are benchmarks for protecting investors owning bonds against defaults, and traders use them to speculate on changes in credit quality of bonds. The Fund was not invested in credit default swap contracts at December 31, 2010.

The Fund has adopted authoritative standards of accounting for and disclosure of credit derivatives, including credit default swap agreements. These disclosure requirements include (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, (iv) the nature of any recourse provisions and assets held either as collateral or by third parties, and (v) the current status of the payment risk of the credit derivative.

d) Short Positions – The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Subsequent fluctuations in the market prices of short positions may require purchasing the securities at prices which may differ from the market value reflected on the Statement of Assets and Liabilities. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. As collateral for its short positions, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities equal to the market value of the securities sold short. This collateral is required to be adjusted daily. There were no securities sold short by the Fund at December 31, 2010.

e) Stock Index Futures Contracts and Options on Futures Contracts – The Fund may purchase and sell stock index futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Fund was not invested in futures contracts at December 31, 2010.

f) Risks of Options, Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts, and short positions. The Fund was not invested in options or options on futures contracts at December 31, 2010.

14  DIREXION DYNAMIC VP HY BOND FUND

g) Security Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. No provision for federal income taxes has been made.

i) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received on money market funds, is recognized on an accrual basis. Expenses are charged to the Fund daily. Expenses are computed based on the Fund’s respective daily net assets. For an additional discussion on expenses refer to Note 4.

j) Distributions to Shareholders – The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions for the Fund during the years ended December 31, 2010 and the year ended December 31, 2009, were as follows:

	Year Ended	Year Ended
	December 31,	December 31,
	2010	2009

Distributions paid from:
Ordinary Income	$2,461,735	$978,073
Long-Term Capital Gains	—	—

Total Distributions paid	$2,461,735	$978,073

The Fund is designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2010.

As of December 31, 2010, the components of distributable earnings of the Fund on a tax basis were as follows:

Tax cost of investments	$28,423,518

Gross unrealized appreciation	—
Gross unrealized depreciation	(217,760)

Net unrealized appreciation/(depreciation)	$(217,760)

Undistributed ordinary income	959,897
Undistributed long-term capital gain	—

Total distributable earnings	959,897

Other accumulated gain/(loss)	(2,181,778)

Total accumulated earnings/(loss)	$(1,439,641)

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards, post-October capital loss deferrals and unrealized gain/(loss) on derivative positions.

DIREXION DYNAMIC VP HY BOND FUND  15

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gains and losses under GAAP and tax reporting:

Net Investment Income	Realized Loss	Capital Stock
$3,114,965	$(3,114,965)	$—

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to swap contract adjustments with differing book and tax methods.

The Fund is permitted for tax purposes to defer into its next fiscal year any net capital losses incurred between November 1 and the end of its fiscal year, December 31, 2010. At December 31, 2010, the Fund deferred, on a tax basis, post- October losses of $88,882.

As of December 31, 2010, the Fund had capital loss carryforwards on a tax basis of:

Expires
12/31/2016	12/31/2017	12/31/2018	Total
$2,013,282	$—	$26,508	$2,039,790

To the extent that the Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryover.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund’s financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. Open tax years are those years that are open for examination by the relevant income taxing authority. As of December 31, 2010, open Federal and state income tax years include the tax years ended December 31, 2007, December 31, 2008, December 31, 2009 and December 31, 2010. The Fund has no examinations in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in twelve months.

k) Credit Facility – U.S. Bank, N.A. had made available to the Fund a credit facility pursuant to a Line of Credit Agreement for meeting redemption requests. The credit facility expired on February 15, 2010. The Fund did not utilize the credit facility during the period available through February 15, 2010.

l) Guarantees and Indemnifications – In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnification provisions pursuant to which the Fund agrees to indemnify third parties upon occurrence of specified events. The Fund’s maximum exposure relating to these indemnification agreements is unknown. However, the Fund has not had prior claims or losses in connection with these provisions and believes the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting. Actual results could differ from those estimates.

3.	INVESTMENT TRANSACTIONS

During the year ended December 31, 2010, the aggregate purchases and sales of investments (excluding short-term investments and swaps contracts) for the Fund were as follows:

Purchases	Sales

$76,978,425	$51,333,269

There were no purchases or sales of long-term U.S. Government securities during the year ended December 31, 2010.

16  DIREXION DYNAMIC VP HY BOND FUND

4.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Fees: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rate of 0.75% of the Fund’s average daily net assets.

Operating Services Agreement: The Fund has entered into an Operating Service Agreement (the “Agreement”) with the Adviser. Under the Agreement, the Adviser will be responsible for all expenses of the Trust except the following: management fees, distribution and/or service fees, acquired fund fees, taxes, leverage interest, dividends or interest on short positions, other interest expenses, brokerage commission and other extraordinary expenses outside the typical day-to-day operations of the Funds. In consideration for the services rendered pursuant to the Agreement, the Fund will pay to the Adviser, as compensation for the services provided by the Adviser under the Agreement, a monthly fee of 0.65%. The monthly fee is calculated on an annualized basis on the average net assets of the Fund.

Distribution Expenses: The shares of the Fund are subject to an annual Rule 12b-1 fee of up to 0.25% of Fund’s average daily net assets. The fee is paid to the insurance company of the plan sponsor (i.e. various enrolled employers) for expenses incurred for distribution-related activities, on behalf of the Fund.

Shareholder Servicing Fees: The Board has also authorized the Fund to pay a shareholder servicing fee of 0.20% of the Fund’s average daily net assets. The Trust, on behalf of the Fund, pays the fee to financial institutions and other persons who provide services for and maintain shareholder accounts.

Rafferty Capital Markets, LLC (the “Distributor”) serves as principal underwriter of the Fund and acts as the Fund’s distributor in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Adviser.

5.	VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 — Quoted prices in active markets for identical securities
Level 2 — Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s net assets as of December 31, 2010:

	Level 1	Level 2	Level 3	Total

Investment Companies — Fixed Income	$25,322,627	$—	$—	$25,322,627
Short-Term Investments	$2,883,131	$—	$—	$2,883,131
Other Financial Instruments*	$—	$(43,027)	$—	$(43,027)

For further detail on each asset class, see Schedule of Investments.

*	Other financial instruments are derivative instruments such as futures and swap contracts.

Futures and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

There were no significant transfers between Level 1 and Level 2 securities during the year ended December 31, 2010.

DIREXION DYNAMIC VP HY BOND FUND  17

6.	ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Fund follows authoritative standards of accounting for derivative instruments which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund’s financial position and results of operations.

The Fund uses derivative instruments as part of its principal investment strategy to achieve its investment objective. As of December 31, 2010, the Fund was invested long equity swap contracts.

At December 31, 2010, the fair value of derivatives instruments were as follows:

Liability derivatives
Interest Rate Risk

Swap contracts[1]	$43,027

Total	$43,027

[1]	Statement of Assets and Liabilities location: Unrealized depreciation on swaps.

Transactions in derivative instruments during the year ended December 31, 2010, were as follows:

	Credit Risk	Equity Risk	Interest Rate Risk	Total

Realized gain (loss)[1]
Futures contracts	$—	$74,809	$—	$74,809
Swap contracts	2,991,234	—	(108,419)	2,882,815

Total realized gain	$2,991,234	$74,809	$(108,419)	$2,957,624

Change in unrealized appreciation (depreciation)[2]
Futures contracts	$—	$(54,134)	$—	$(54,134)
Swap contracts	(2,085,923)	—	(43,027)	(2,128,950)

Total change in unrealized appreciation (depreciation)	$(2,085,923)	$(54,134)	$(43,027)	$(2,183,084)

1 Statement of Operations location: Net realized gain (loss) on futures and swaps.

[2]	Statement of Operations location: Change in unrealized appreciation (depreciation) on futures and swaps.

For the year ended December 31, 2010, the quarterly average gross notional amounts of the derivatives held by the Fund were as follows:

Credit Default
Swap Contracts	Long Equity	Long Futures
Sell Protection	Swap Contracts	Contracts

$21,424,500	$291,216	$2,939,389

The Fund utilized this volume of derivatives to obtain exposure to high yield debt instruments. The Fund shifted from investments in credit default swaps to equity swaps during the last quarter of the year.

7.	NEW ACCOUNTING PRONOUNCEMENT

In January 2010, the Financial Accounting Standards Board issued an update to improve disclosure about fair value measurements. This update required additional disclosures regarding fair value measurements. Specifically, the amendment requires reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales must be shown on a gross basis in the Level 3 rollforward rather than as one net number.

18  DIREXION DYNAMIC VP HY BOND FUND

The effective date of this guidance is for interim and annual periods beginning after December 15, 2009; however, the requirement to provide the Level 3 activity for purchases and sales on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The Fund has disclosed the applicable requirements of the accounting standard in their financial statements.

8.	SUBSEQUENT EVENTS

The Fund follows authoritative standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. These standards requires the Fund to recognize in the financial statements the effects of all recognized subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. For nonrecognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. The Fund has evaluated subsequent events through the issuance of the Fund’s financial statements and have determined there is no impact to the Fund’s financial statements.

DIREXION DYNAMIC VP HY BOND FUND  19

Direxion Funds
Report of Independent Registered Public Accounting Firm

To the Board of Trustees and
Shareholders of Direxion Insurance Trust:

We have audited the accompanying statement of assets and liabilities of the Dynamic VP HY Bond Fund (constituting the Direxion Insurance Trust) (the “Fund”), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Dynamic VP HY Bond Fund at December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

February 23, 2011
New York, New York

DIREXION DYNAMIC VP HY BOND FUND  20

Additional Information
(Unaudited)

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your requests. This policy does not apply to account statements.

21  DIREXION DYNAMIC VP HY BOND FUND

Investment Advisory Agreement Approval
(Unaudited)

Provided below is a summary of certain of the factors the Board considered at its August 18, 2010 Board meeting in renewing the Advisory Agreement (“Agreement”) between Rafferty Asset Management, LLC (“Rafferty”) and the Direxion Insurance Trust (“Insurance Trust”) on behalf of the Dynamic VP HY Bond Fund (“Fund”), a series of the Insurance Trust. The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreement, the Board considered the best interests of the Fund. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise.

The Board considered, among other things, the following factors: (1) the nature and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to Rafferty; (4) the extent to which economies of scale have been taken into account in setting fee schedules; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by Rafferty with any other clients (such as pension funds and other institutional investors); and (7) other benefits derived or anticipated to be derived by Rafferty from its relationship with the Fund.

Nature, Extent and Quality of Services Provided.  The Board reviewed the nature, extent and quality of the services provided or to be provided under the Agreement by Rafferty. The Board noted that Rafferty has provided services to the Insurance Trust since its inception. The Board also noted that Rafferty trades efficiently with low commission schedules, which helps improve performance results. The Board considered Rafferty’s representation that it has the financial resources and appropriate staffing to manage the Fund and meet its expense reimbursement obligations. The Board also considered that Rafferty utilizes the services of an independent compliance consulting firm and that reports from the chief compliance officer are provided to the Board at its regularly scheduled quarterly Board meetings. The Board considered that Rafferty oversees all aspects of the operation of the Fund, including oversight of the Fund’s service providers. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services provided by Rafferty to the Fund under the Agreement were fair and reasonable.

Performance of the Fund.  The Board evaluated the performance of the Fund relative to: (1) its benchmark index for monthly and annual periods ended July 31, 2010; and (2) the average performance of the relevant Lipper fund universe for monthly and annual periods ended June 30, 2010. The Board also received monthly performance reports for its consideration. In this regard, the Board noted the challenging nature of the markets for the calendar years 2008 and 2009.

With respect to the Fund, the Board considered management’s description of the performance of the Lipper universe of high current yield funds. The Board also considered that: (1) as of July 31, 2010, the Fund underperformed its benchmark index for all periods presented; and (2) as of June 30, 2010, the Fund outperformed the average of the relevant Lipper fund universe for the six-month period, and underperformed for the three-month, one- and three-year periods. The Board noted Rafferty’s representation that historically the Fund has invested in high yield debt instruments and derivatives of such instruments, including derivatives which isolate the credit component of such high yield instruments and do not provide general interest rate exposure. Rafferty noted that this lack of interest rate exposure is the single largest factor that explains the relative performance between the Fund and its peers. The Board also noted Rafferty’s representation that the construction of a liquid portfolio and the use of derivatives that provide credit exposure absent interest rate exposure mean that the Fund’s performance should not be expected to mimic the performance of the broader high yield market.

Costs of Services Provided to the Fund and Profits Realized.  The Board considered the overall fees paid to Rafferty on an annual basis since the Fund’s commencement of operations, including any fee waivers and recoupment of fees previously waived. The Board also considered the fees that Rafferty charges for the services that it provides to a pooled trading vehicle for domestic hedge funds. With respect to the Fund, the Board considered that the Fund’s total expenses and advisory fee rate were above the median of the relevant Lipper fund universe. In this regard, the Board noted Rafferty’s representation that the Fund’s higher expenses were in part due to the increased level of transaction costs incurred by the Fund as a result of record shareholder activity. The Board considered that Rafferty contractually agreed to limit the total expenses for the most recent and upcoming fiscal years for the Fund via fee waivers and/or expense limitations. The Board also considered the overall profitability of Rafferty’s investment business and its representation that it does not allocate internal costs and assess profitability with respect to its services to individual Funds. Based on these considerations, the Board determined

22  DIREXION DYNAMIC VP HY BOND FUND

that, in the exercise of its business judgment, the costs of the services provided and the profits realized under the Agreement were fair and reasonable.

Economies of Scale.  The Board considered Rafferty’s representation that it believes that asset levels at this time are not sufficient to achieve economies of scale or warrant a reduction in fee rates or the addition of breakpoints. Rafferty noted that it was continuing to work on its sales and marketing efforts to raise additional assets. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the reduction in fee rates or additions of breakpoints were not necessary at this time.

Other Benefits.  The Board considered Rafferty’s representation that its relationship with the Fund has in part permitted Rafferty to attract business to its non-mutual fund account. The Board also considered that Rafferty’s overall business with brokerage firms helps to lower commission rates and provide better execution for Fund portfolio transactions. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits were fair and reasonable.

Conclusion.  Based on, but not limited to, the above considerations and determinations, the Board determined that the Agreement for the Fund was fair and reasonable in light of the services to be performed, fees, expenses and such other matters as the Board considered relevant in the exercise of its business judgment. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION DYNAMIC VP HY BOND FUND  23

Direxion Funds
TRUSTEES AND OFFICERS

The business affairs of each Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The SAI includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

# of Portfolios
in Direxion
Family of
Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Lawrence C. Rafferty(1)
Age: 68	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 1997	Chairman and Chief Executive Officer of Rafferty, 1997-present; Chief Executive Officer of Rafferty Companies, LLC, 1996-present; Chief Executive Officer of Rafferty Capital Markets, Inc., 1995-present.	141	Board of Trustees, Fairfield University; Board of Directors, St. Vincent’s Services; Executive Committee, Metropolitan Golf Association

Non-Interested Trustees

				# of Portfolios
				in Direxion
				Family of
				Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel J. Byrne
Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	President and Chief Executive Officer of Byrne Securities Florida Inc. (formerly, Byrne Securities Inc.), 1992-present.	141	None.

Gerald E. Shanley III
Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985-present; Trustee of Trust Under Will of Charles S. Payson, 1987-present; C.P.A., 1979-present.	141	None.

John Weisser
Age: 69	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc, 1971-1995, most recently as Managing Director.	141	Director, MainStay VP Fund Series, The MainStay Funds, The MainStay Funds Trust; Director ICAP Funds, Inc; Director, Eclipse Funds, Inc., Eclipse Funds; (66 Funds Total)

(1)	Mr. Rafferty is affiliated with Rafferty. Mr. Rafferty is the Chairman and Chief Executive Officer of Rafferty and owns a beneficial interest in Rafferty.

(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 32 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 39 of the 108 funds currently registered with the SEC.

24  DIREXION DYNAMIC VP HY BOND FUND

Direxion Funds
TRUSTEES AND OFFICERS

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual’s business address is 33 Whitehall Street, 10th Floor, New York, New York 10004. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

# of Portfolios
in the Direxion
Family of
Investment
	Position(s)	Term of Office		Companies	Other Trusteeships/
	Held with	and Length of	Principal Occupation(s)	Overseen by	Directorships Held
Name, Address and Age	Fund	Time Served	During Past Five Years	Trustee(2)	by Trustee

Daniel D. O’Neill(1)
Age: 42	President;	One Year; Since 1999	Managing Director of Rafferty, 1999-present.	141	N/A
	Chief Operating Officer and Chief Investment Officer	One Year; Since 2006

Christopher Lewis
Age: 40	Chief Compliance Officer	One Year; Since 2009	Director, Alaric Compliance Services, LLC, 2009-present; Partner, Thacher Proffitt & Wood LLP, 2004-2008; Partner, Simmons & Simmons, 2002-2004.	N/A	N/A

Patrick J. Rudnick
Age: 37	Principal Financial Officer and Treasurer	One Year; Since 2010	Vice President, U.S. Bancorp Fund Services, LLC, since 2006; formerly, Manager, PricewaterhouseCoopers LLP (1999-2006).	N/A	N/A

Eric W. Falkeis 777 East Wisconsin Avenue Milwaukee, WI 53202
Age: 38	Secretary	One Year; Since 2004	Senior Vice President, U.S. Bancorp Fund Services, LLC (“USBFS”), since September 2007; Chief Financial Officer, USBFS, since April 2006; Vice President, USBFS, 1997-present; formerly, Chief Financial Officer, Quasar Distributors, LLC (2000-2003).	N/A	N/A

(1)	Mr. O’Neill serves as Chairman of the Board of Trustees of the Direxion Shares ETF Trust.

(2)	The Direxion Family of Investment Companies consists of the Direxion Funds which currently offers for sale to the public 32 portfolios, the Direxion Insurance Trust which currently offers for sale 1 portfolio and the Direxion Shares ETF Trust which currently offers for sale to the public 39 of the 108 funds currently registered with the SEC.

DIREXION DYNAMIC VP HY BOND FUND  25

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26

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•	Account applications or other forms on which you provide information,
•	Mail, e-mail, the telephone and our website, and
•	Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•	As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.
•	We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders’ nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the report.

Direxion Insurance Trust

ANNUAL REPORT DECEMBER 31, 2010

33 Whitehall Street, 10th Floor            New York, New York 10004            (800) 851-0511

Investment Adviser
Rafferty Asset Management, LLC
33 Whitehall St. 10th Floor
New York, NY 10004

Administrator, Transfer Agent, Dividend
Paying Agent & Shareholding Servicing
Agent
U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian
U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036

Distributor
Rafferty Capital Markets, LLC
59 Hilton Avenue
Garden City, NY 11530

The Fund’s Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC’s website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the commission for the first and third quarters of the fiscal year on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, by accessing the SEC’s website, at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.
A copy of the registrant’s Code of Ethics is filed herewith.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2010	FYE 12/31/2009

Audit Fees	$21,800	$26,393
Audit-Related Fees	—	—
Tax Fees	5,000	5,543
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.
The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2010	FYE 12/31/2008

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)
The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2010	FYE 12/31/2008

Registrant	—	—
Registrant’s Investment Adviser	—	—

Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Schedule of Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s Chief Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Direxion Insurance Trust

By (Signature and Title)*	/s/ Daniel D. O’Neill Daniel D. O’Neill, Chief Executive Officer

Date 3/2/2011
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Daniel D. O’Neill Daniel D. O’Neill, Chief Executive Officer

Date 3/2/2011

By (Signature and Title)*	/s/ Patrick J. Rudnick Patrick J. Rudnick, Principal Financial Officer

Date 3/2/2011

*	Print the name and title of each signing officer under his or her signature.